EQ ADVISORS TRUSTSM

EQ/AB Sustainable U.S. Thematic Portfolio

SUPPLEMENT DATED DECEMBER 3, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information about the liquidation and termination of the EQ/AB Sustainable U.S. Thematic Portfolio (the “Portfolio”).

At a meeting held on December 1-2, 2025, the Trust’s Board of Trustees (the “Board”) approved a Plan of Liquidation and Termination (the “Plan of Liquidation”) with respect to the Portfolio. The liquidation is expected to occur on or about April 30, 2026 (the “Liquidation Date”). Pursuant to the Plan of Liquidation, the Portfolio will sell its portfolio securities for cash and convert any other assets to cash or cash equivalents, known or reasonably ascertainable liabilities of the Portfolio will be satisfied or provided for, the remaining proceeds will be distributed to the Portfolio’s remaining shareholders of record equal to their proportionate interest in the Portfolio, and all of the issued and outstanding shares of the Portfolio will be redeemed on the Liquidation Date.

Prior to the Liquidation Date, the Portfolio will engage in business activities for the purpose of winding up the Portfolio’s business and affairs and transitioning the Portfolio’s assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. During this transition period, the Portfolio may no longer be pursuing its investment objective or be managed consistent with its stated investment strategy. This is likely to impact the Portfolio’s performance. Shareholders who remain invested in the Portfolio may bear increased brokerage and other transaction expenses relating to the sale of portfolio securities.

Prior to the Liquidation Date, shareholders of the Portfolio may remain invested in the Portfolio or redeem their shares at any time in the manner described in the Portfolio’s prospectus. At any time prior to the Liquidation Date, contract owners of variable life and/or annuity contracts who have selected the Portfolio for investment through those contracts may transfer out of the Portfolio into any other investment option available under their respective contracts consistent with the transfer provisions and other terms of such contracts. Please refer to the variable contract prospectus for more information on transfers before and after the Liquidation Date and other investment options available under the respective contract or contact the insurance company that issued the contract to request additional information about available investment options and the reallocation of investments in the Portfolio.

The liquidation of the Portfolio is not anticipated to be a taxable event for contract owners of variable life and/or annuity contracts who have selected the Portfolio for investment through those contracts. Contract owners should consult their personal tax advisor concerning their particular tax situation.

Effective as of the Liquidation Date, all references to the Portfolio in the Prospectus and SAI are removed.